Fortune Brands Innovations Strengthens Leadership to

Drive Focus and Execution

Dave Barry to lead Moen; Peter DuBois to join Fortune Brands Leadership Team as Chief Information Officer

DEERFIELD, Ill.--(BUSINESS WIRE)--Oct. 27, 2026--Fortune Brands Innovations, Inc. (NYSE: FBIN) (“Fortune Brands” or the “Company”), an industry-leading home, security and digital products company, today announced leadership and organizational changes designed to enable greater focus within its businesses, strengthen execution and enhance enterprise technology capabilities.

Enabling Greater Focus for Moen and House of Rohl

The Company is evolving the leadership structure for Moen and House of Rohl to enable greater focus on each business.

Dave Barry will assume leadership of the Moen business as EVP and President, Moen. Rachel Roberts, who previously led the Water segment, will become Chief Commercial Officer for Moen. House of Rohl will continue to be led by Matt Zimmer, General Manager, who has held the role since June 2026 and will now report directly to Chief Executive Officer Jesse Singh.

“Moen is an iconic brand with a strong position in the market, and we see significant opportunity to build on that strength, create greater momentum and extend its leadership position. Together, Dave and Rachel bring complementary skills and experience, and the ability to focus exclusively on Moen and its customers will help drive operational excellence while we continue to invest for long-term growth,” said Singh. “At the same time, House of Rohl’s new reporting structure will enable more focused attention on growing this important business and further strengthening its position in the luxury market.”

Aligning Resources Closer to the Businesses

The leadership changes complement recent organizational realignments that embed marketing within the business units and align R&D and supply chain teams more directly with the businesses they support.

“Many of our functional resources had been centralized across Fortune Brands. While that provided scale and shared capabilities, it also meant our businesses were competing for resources and attention. We are changing that model by embedding marketing within each business unit and, more recently, dedicating R&D and supply chain teams to the businesses they support. This will bring resources and decision-making closer to our brands and customers, allowing our teams to move faster and execute with greater focus,” said Singh.

Peter DuBois Named Chief Information Officer

Fortune Brands named Peter DuBois as EVP and Chief Information Officer, effective November 2, 2026. He will join the Fortune Brands Leadership Team and report to Singh.

DuBois brings more than 25 years of technology, digital and operations leadership experience across the housing and building products industry, including branded consumer products, manufacturing, distribution and eCommerce businesses. Most recently, he served as Chief Digital and Technology Officer of Serta Simmons Bedding. He previously served as Chief Information Officer of Mohawk Industries’ Flooring business and spent nearly two decades at Stanley Black & Decker in technology leadership roles. His experience includes developing enterprise technology modernization strategies, digital eCommerce growth, and advanced data and analytics solutions. He has also led comprehensive cybersecurity improvements, transformational artificial intelligence capabilities, and acquisition integrations across complex manufacturing and distribution businesses.

“Peter is a practical, business-minded technology leader who has consistently focused on connecting technology investments to measurable outcomes for customers and the business. We are pleased to welcome him to the team,” said Singh.

With DuBois as CIO, John Lee will now be fully focused on leading R&D and Consumer Services as the Company continues its work to deliver better products and service for customers.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company. The Company makes innovative, reliable products that contribute to safety, enhance sustainability and provide luxury for residential and commercial customers. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, Sentry Safe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our strategies and investments to enhance execution and realign our business, expectations for the markets in which we operate, expected impacts from recently-announced organizational and leadership changes, ongoing succession planning, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the other potential impacts of inflation, including consumer spending, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, the anticipated impact of future tariff refunds and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” “confident,” “opportunity,” “focus,” "on track" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks associated with our recent leadership changes and our search process to identify additional permanent members of senior management, (vii) risks relating to rapidly evolving technological change, (viii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (ix) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (x) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (xi) risks associated with doing business globally, including changes in trade-related tariffs (including recent U.S. tariffs announced or imposed on China, Canada, Mexico and other countries and any reciprocal actions taken by such countries) and risks with uncertain trade environments, (xii) risks associated with the disruption of operations, including as a result of severe weather events, (xiii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiv) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xv) impairments in the carrying value of goodwill or other acquired intangible assets, (xvi) risks of increases in our defined benefit-related costs and funding requirements, (xvii) our ability to attract and retain qualified personnel and other labor constraints, (xviii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xix) risks associated with environmental, social and governance matters, (xx) potential liabilities and costs from claims and litigation, (xxi) changes in government and industry regulatory standards, (xxii) future tax law changes or the interpretation of existing tax laws, and (xxiii) our ability to secure and protect our intellectual property rights. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 27, 2025. We undertake no obligation to, and expressly disclaim any such obligation to, update, amend, revise or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Source: Fortune Brands Innovations, Inc.

INVESTOR CONTACT:

Curt Worthington

Investor.Questions@fbin.com